UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 20, 2023

 North Haven Private Income Fund LLC

(Exact name of Registrant as Specified in Its Charter)

Delaware	814-01489	87-4562172
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1585 Broadway New York, NY	10036
(Address of principal executive offices)	(Zip Code)

1 (212) 761-4000
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class S Units	N/A	N/A
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b- 2 of the Securities Exchange Act of 1934.
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2023, PIF Financing SPV LLC (“PIF LLC”), a Delaware limited liability company and a wholly owned subsidiary of North Haven Private Income Fund LLC (the “Company”), entered into an amendment (the “First Amendment”) to that certain Loan and Servicing Agreement, dated as of June 29, 2022 (the “Wells Funding Facility”), by and among PIF LLC, as the borrower, the Company, as the equityholder and servicer, State Street Bank and Trust Company, as collateral agent and as collateral custodian, Wells Fargo Bank, National Association, as administrative agent, and each of the conduit lenders, institutional lenders, and lender agents from time to time party thereto. The First Amendment, among other things, (i) increased the borrowing capacity under the Wells Funding Facility from $500 million to $750 million, (ii) revised certain concentration limitations and eligibility criteria, (iii) revised certain lender consent thresholds, (iv) changed the benchmark from Term SOFR to Daily Simple SOFR, and (v) increased the facility margin from 2.25% to 2.75%. The other material terms of the Wells Funding Facility remain unchanged. Borrowings under the Wells Funding Facility are subject to various covenants under the related agreements as well as the leverage restrictions contained in the Investment Company Act of 1940, as amended.

The description above is only a summary of the material provisions of the First Amendment and is qualified in its entirety by reference to the copy of the First Amendment, which is filed as Exhibit 10.1 to this current report on Form 8-K and incorporated by reference herein.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.
Exhibits

10.1    First Amendment to the Loan and Servicing Agreement dated as of April 20, 2023 by and among PIF Financing SPV LLC, as borrower, the conduit lenders and institutional lenders from time to time party hereto, as lenders, the lender agents from time to time party hereto, as lender agents, Wells Fargo Bank, National Association, as administrative agent, North Haven Private Income Fund LLC, as equityholder and servicer, and State Street Bank and Trust Company, as collateral agent and collateral custodian

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2023	North Haven Private Income Fund LLC

	By:	/s/ Venugopal Rathi
Venugopal Rathi
Chief Financial Officer